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                                                                    EXHIBIT 10.1




SILICON VALLEY BANK

                 LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS


BORROWER: NOVATEL WIRELESS, INC.

DATE: MARCH 28, 2002

        THIS LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated November 29, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

        1. WAIVER OF DEFAULT. Silicon and Borrower agree that the Borrower's existing default under the Loan Agreement due to the Borrower's failure to comply with the Minimum Tangible Net Worth financial covenant set forth in
Section 5 of the Schedule to Loan and Security Agreement entitled "5. FINANCIAL COVENANTS (Section 5.1)" for the month ending February 28, 2002 is hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

        2. MODIFIED MAXIMUM CREDIT LIMIT. The Maximum Credit Limit set forth in
Section 1 of the Schedule to Loan and Security Agreement is amended from "$10,000,000" to "$5,000,000".

        3. MODIFIED MINIMUM MONTHLY INTEREST. The Minimum Monthly Interest set forth in Section 2 of the Schedule to Loan and Security Agreement is hereby amended from "$10,000 per month" to "$5,000 per month".

        4. MODIFIED MINIMUM TANGIBLE NET WORTH FINANCIAL COVENANT. The Minimum Tangible Net Worth Financial Covenant set forth in Section 5 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

        "MINIMUM TANGIBLE



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SILICON VALLEY BANK              LIMITED WAIVER AND AMENDMENT TO LOAN AGREEMENT
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                NET WORTH: As of the end of each month, Borrower shall
                           maintain a Tangible Net Worth of not less than the following:

                           For the month ending March 31, 2002: $14,000,000;

                           For the months ending April 30, 2002, May 31, 2002 and June 30, 2002: $9,000,000;

                           For the months ending July 31, 2002, August 31, 2002 and September 30, 2002: $5,000,000; and

                           For the months ending October 31, 2002, November 30, 2002 and December 31, 2002: $2,500,000."

        5. FEE. As consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $10,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

        6. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.




BORROWER:                                     SILICON:


NOVATEL WIRELESS, INC.                        SILICON VALLEY BANK

BY /S/ MELVIN L FLOWERS                       BY /S/ MILAD HANNA
   ------------------------------                ------------------------------
   SR. V.P. FINANCE, CFO & SECRETARY             SR. VICE PRESIDENT


BY /S/ DAN L. HALVORSON
   ------------------------------
   V.P. FINANCE AND TREASURER



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